Bills Receivable	6 Months Ended
Jun. 30, 2013
Other Receivables [Abstract]
Other Receivables [Text Block]
Note 4 – Bills Receivable

To reduce the Group’s credit risk, the Group requires certain customers to pay for the sale of the Group’s products by bills receivable. Bills receivable are short-term notes receivable issued by a financial institution that entitles the Group to receive the full face amount from the financial institution at maturity, which generally ranges from 3 to 6 months from the date of issuance. Historically, the Group has experienced no losses on bills receivable.

The Group did not discount any bills receivable during the three and six months ended June 30, 2013 and 2012.